Exhibit 99.2

Investor Presentation October 2022 1

The information in this presentation is provided to you by LiveOne, Inc . (the “Company” or “LiveOne”) solely for informational purposes and is not an offer to buy or sell, or a solicitation of an offer to buy or sell, any security or instrument of the Company, or to participate in any investment activity or trading strategy, nor may it or any part of it form the basis of or be relied on in connection with any contract or commitment in the United States or anywhere else . By viewing or participating in this presentation, you acknowledge and agree that (i) the information contained in this presentation is intended for the recipient of this information only and shall not be disclosed, reproduced or distributed in any way to anyone else, (ii) no part of this presentation or any other materials provided in connection herewith may be copied, retained, taken away, reproduced or redistributed following this presentation, and (iii) all participants must return all materials provided in connection herewith to the Company at the completion of the presentation . By viewing, accessing or participating in this presentation, you agree to be bound by the foregoing limitations . No representations, warranties or undertakings, express or implied, are made and no reliance should be placed on the accuracy, fairness or completeness of the information, sources or opinions presented or contained in this presentation, or in the case of projections contained herein, as to their attainability or the accuracy and completeness of the assumptions from which they are derived, and it is expected that each prospective investors will pursue his, her or its own independent investigation . The statistical and industry data included herein was obtained from various sources, including certain third parties, and has not been independently verified . By viewing or accessing the information contained in this presentation, the recipient hereby acknowledges and agrees that neither the Company nor any representatives of the Company accepts any responsibility for or makes any representation or warranty, express or implied, with respect to the truth, accuracy, fairness, completeness or reasonableness of the information contained in, and omissions from, these materials and that neither the Company nor any of its affiliates, employees, officers, directors, advisers, placement agents or representatives accepts any liability whatsoever for any loss howsoever arising from any information presented or contained in these materials . This presentation contains forward - looking statements, including descriptions about the intent, belief or current expectations of the Company and its management about future performance and results . Such forward - looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied by such forward - looking statements . These factors include risks and uncertainties as to the Company’s reliance on one key customer for a substantial percentage of its revenue ; the Company’s ability consummate any proposed financing, acquisition, spin - out, distribution or transaction, the timing of the closing of such proposed event, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of any proposed financing, acquisition, spin - out, distribution or transaction will not occur or whether any such event will enhance shareholder value ; ability to attract, maintain and increase the number of the Company’s users and paid subscribers ; the Company's intent to repurchase shares of its common stock from time to time under its announced stock repurchase program and the timing, price, and quantity of repurchases, if any, under the program ; the Company identifying, acquiring, securing and developing content ; successfully implementing the Company’s growth strategy, including relating to its technology platform and applications, management’s relationships with industry stakeholders, the effects of the global Covid - 19 pandemic, changes in economic conditions, and competition ; risk and uncertainties applicable to the businesses of the Company’s subsidiaries ; and other risks including, but not limited to, those described in the Company’s Annual Report on Form 10 - K, filed with the U . S . Securities and Exchange Commission (the “SEC”) on June 29 , 2022 and the Quarterly Report on Form 10 - Q, filed with the SEC on August 15 , 2022 , and other filings and submissions with the SEC . These forward - looking statements speak only as of the date set forth below and the Company disclaims any obligations to update these statements except as may be required by law . Neither the Company nor any of its affiliates, advisors, placement agents or representatives has any obligation to, nor do any of them undertake to, revise or update the forward - looking statements contained in this presentation to reflect future events or circumstances . This presentation speaks as of October 24 , 2022 . The information presented or contained in this presentation is subject to change without notice and its accuracy is not guaranteed . Neither the delivery of this presentation nor any further discussion of the Company or any of its affiliates, shareholders, officers, directors, employees, agents or advisors with any of the recipients shall, under any circumstances, create any implication that there has been no change in the affairs of the Company since that date . 2 Legal Disclaimer

A creator - first, music, entertainment and technology platform focused on delivering premium experiences and content worldwide through memberships and live and virtual events. We give fans, brands, and bands the best seat in the house L i s t en Wa t ch A tt e n d E ngage Transact AT A GLANCE… 3

Complementary Portfolio of Wholly - Owned Subsidiaries and Brands PPV O NE LiveOne intends to spin - out its existing PodcastOne and PPVOne (Pay - Per - View) businesses as a separate public companies and plans to distribute a portion of the new companies' equity to LiveOne's stockholders, anticipated to take place by the end of FY 2023, in each case subject to obtaining applicable approvals and consents and compliance with applicable rules and regulations and public market trading and listing requirements. 4

# LiveOne's Model Addresses Six Large Market Verticals

- Over 300 million paid music subscribers globally today – estimated to grow to 1.2 billion by 2030
- 74% of concert fans said they will continue to watch livestreaming events even after physical events resume
- 37% (104 million) listen to podcasts at least every month


MUSIC SUBSCRIPTIONS
2021
3.8 Billion
1.6 Billion
2014
Over 3.8 billion smartphone users projected globally by this year
LIVE EVENTS
30M+ People attend at least one music festival in the US annually
52% of US attended a live music event in 2018
Global live music market expected to be $30B by 2025
LIVESTREAM
Global video streaming market expected to be $80B by 2025
Users watch live video 3x longer and comment 10x more than recorded footage
MERCHANDISE
Global licensed merchandise market expected to reach $400B by 2023
PODCASTS
Podcast advertising spend was $1.5 billion in 2020 and is expected to grow to $3.5 billion by 2024. As podcast listenership has soared in recent years, ad dollars will continue to follow suit.
PPV
SOCIAL GLOVES
BATTLE OF THE PLATFORMS
The global live streaming pay-per-view market is expected to expand at a compound annual growth rate (CAGR) of 15% from 2020 to 2027, reaching $2.3 billion by 2027.

Source: IFPI, BBC, Billboard, eMarketer, Facebook Live, Forbes, The Verge, Statista, Nielsen, Broker research, Grand View Resource

5

# Freemium Membership Content Paired with Distribution Platform

**4.7B+**
Audio Listens since 01/01/20

**2,900+**
Artists Streamed since 01/01/20

**126**
Livestreamed Music Events since 04/01/21



Festivals & Live Streams
Reach & Platform
Original Content
Membership Plans from $0 to $9.99 Per Month

**220+**
Countries and territories by Live Music Streaming

**294M+**
People reached via 24-hour OTT streaming channel

**2.55+M**
**Free and Paid Members**
(9/30/22)

**1.75M+[1]**
Paid Members

**800K+**
Free Ad-Supported Members

**1,500+**
Hours of Live Music since 01/01/20

**Platforms**

| | |
|---|---|
| O&O | TikTok |
| Facebook | Twitter |
| YouTube | Instagram |
| Android Auto | STIRR |

**Podcasting**
Over 155 shows with over 2.1 billion podcast downloads annually across 350 episodes distributed weekly.

[1] See the Company's 10-Q for QE 6/30/2022

LIVEXONE 6

Growing Library of Franchises Highly - rated Originals Podcasts Partnerships ContentOne studio to develop and distribute new originals and tentpole events across the platform 7

LiveOne’s Slacker Radio is a membership music streaming service offering songs and access to expertly crafted stations, podcasts from PodcastOne, livestreamed video and on - demand programming, and livestreamed festivals, concerts and pay - per - view (PPV) events • Nearly all new Tesla EVs sold in the U.S. come with a paid membership to LiveOne’s Slacker which is paid by Tesla • Ranked as the best quality music app and “Editor’s Choice” by PC Magazine, outpacing better known brands such as Spotify and SiriusXM • Blends a team of forward - thinking music curators and content programmers with cutting edge analytics which provide a seamless music discovery • Estimated music subscription global TAM currently at over 300 million paid music subscribers - estimated to grow to 1.2 billion by 2030 1 • Targeted 10 million paid members (0.8% of 2030 estimated TAM) 30M+ Songs in catalogue 500+ Expertly crafted stations, podcasts, concerts, PPV events 4.7B+ Audio Listens since 01/01/20 64B+ Audio listens since inception 85+ Automobiles partnerships for in - built music streaming $ 1.75M+ 2 Paid Members (9/30/2022) 1 Broker research 2 See the Company's 10 - Q for QE 06/30/2022 8

# OVERVIEW

**PodcastOne is a leading advertiser-supported podcast company offering a 360-degree solution for both content creators and advertisers.**

**2.1B+**
Downloads Annually

**300M+**
Monthly Impressions

**350+**
Hours Distributed Weekly

**2,000+**
Fortune 1000 Advertisers

**155+**
Podcast Shows

**6.7M+**
Unique Monthly Listeners

## INDUSTRY STATS

- 177M people listen to podcasts
- Analyst predict podcast ad spending in 2023 to exceed $2 Billion and $3 Billion in 2026
- 67% of podcast audience feel close to the hosts of the podcasts I listen to
- 61% consider podcasts as part of their daily routine

## KEY PODCASTONE UPDATES

- In July 2022, PodcastOne closed a $8.1 million financing at a $68 million valuation as part of LiveOne's intention to spin-out PodcastOne as a separate public.
- PodcastOne was ranked #9 in the September 2022 list of Top Podcast Publishers by the industry-leading podcast metric company Podtrac. PodcastOne jumped up three slots from #12 in the December 2021 report and is one of only two independent podcasting publishers in the Top 10.
- PodcastOne posted record revenue of $8.7 million in FY Q1 ended 6/30/2022.
- Total social media reach across the exclusive talent roster of PodcastOne now exceeds **110 million.**
- PodcastOne founder Norman Pattiz also founded and built Westwood One into the largest radio network in the U.S.

LIVEONE 9

TOP SHOWS & ADVERTISERS 10

# PPVOne Business Model

- PPVOne's Business Model Leverages LiveOne's **existing proprietary tech stack and expertise** with more than seven years of livestreaming experience and scalable product.
- Direct to consumer billing relationship enhances both PPVOne and LiveOne's flywheels for **increased monetization opportunities**. Expands far beyond just PPV ticket transactions to include **music subscriptions, virtual meet and greets/VIP access, merchandise and NFT e-commerce offerings and virtual tipping**.
- Leveraging's LiveOne's **marketing engine** with in-app messaging, social media, paid marketing program, email blasts to our fan database of 38M+ music fans; promoted across our LiveOne platform and partner network.
- **Leveraging relationships** with thousands of possible PPV entertainers and personalities through ongoing business activities of LiveOne.
- Strong connection between PPV participants and social followers enables for a stronger business model through lower marketing spend as **artists and talent actively promote PPV events directly to their social media resulting** in lower customer acquisition costs.
- PPVOne's execution **capabilities are turnkey** ranging from artist/talent signings, event marketing, sponsorship/advertising monetization, event production, digital and linear distribution through to settlement.

**PPV EVENTS TO DATE**

| 115+ | 217K+ |
| --- | --- |
| PPV EVENTS* | TICKETS SOLD* |

*since inception

**REVENUE SOURCES**

- PPV Ticket Sales with Revenue Share
- Sponsorship and Advertising/Product Placement
- VIP Exclusive Upgrade Options
- Digital Meet and Greet Opportunities
- NFTs and E-Commerce
- Artist Merchandise Sales
- In-App Purchases

LIVEONE 11

• Acquired in December 2020 • Direct - to - consumer eCommerce merchandise platform • Create, manufacture and distribute unique and limited - edition personalized clothing, jewelry, toys as well as virtual goods • Partners with artists and stars from the music, podcast and entertainment industry with massive social media and marketing reach • Provides monetization opportunities for both LiveOne and artists 12 $15.4M CPS Fiscal Year 2022 Revenue $400B Expected global licensed merchandise market by 2023

Attract, produce and create differentiated and exclusive content 1 Host live concerts and pay - per - view events to expand audience reach 2 Utilize actionable audience data and insights to improve experience 3 All - in - one content platform enhances user engagement & retention 5 Multiple monetization channels drive growth and strong artist value proposition 7 Cultivate meaningful connections between artists and their fans, 24/7 6 Attract E ngage R e t a i n M one t i ze Flywheel Strategy Creates Superior Value Proposition Differentiated experience drives user conversion 4 13

# Unrivaled Capabilities Across Audio, Video, and Live Events

| | | Audio streaming | | | | | | | | Live music streaming | | | | Music events | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | LiveOne | Spotify | SiriusXM pandora | DEEZER | amazon music | Apple Music | YouTube Music | iHeart MEDIA | melody VR napster | BOILER ROOM | nugs.net | STAGEIT | LIVE NATION | AEG eventim |
| Audio streaming | Ad-supported | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✗ | ✗ | ✗ | ✗ | ✗ |
| Audio streaming | Subscription | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✗ | ✓ | ✗ | ✗ | ✗ |
| Audio streaming | Podcasts | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✗ | ✗ | ✗ | ✗ | ✗ | ✗ |
| Video streaming | Originals | ✓ | ✗ | ✗ | ✗ | ✗ | ✗ | ✗ | ✗ | ✓ | ✗ | ✗ | ✗ | ✗ | ✗ |
| Video streaming | Live video streaming | ✓ | ✗ | ✗ | ✗ | ✗ | ✗ | ✗ | ✗ | ✓ | ✓ | ✓ | ✗ | ✗ | ✗ |
| Video streaming | Ticketed show | ✓ | ✗ | ✗ | ✗ | ✗ | ✗ | ✗ | ✗ | ✓ | ✓ | ✗ | ✓ | ✓ | ✗ |
| Video streaming | Linear / OTT channels | ✓ | ✗ | ✗ | ✗ | ✗ | ✗ | ✗ | ✗ | ✗ | ✗ | ✗ | ✗ | ✗ | ✗ |
| | Live events | ✓ | ✗ | ✗ | ✗ | ✗ | ✗ | ✗ | ✓ | ✗ | ✓ | ✗ | ✗ | ✓ | ✓ |
| | Merchandise | ✓ | ✗ | ✗ | ✗ | ✗ | ✗ | ✗ | ✗ | ✗ | ✓ | ✗ | ✗ | ✓ | ✓ |

Sources: Company filings, Company websites

LIVEXONE

14

Sponsorships and Partners Expanded sponsorship deals now include: Pepsi, McDonald’s, KFC, Hyundai, Corona, VW, Porsche, Chipotle, State Farm, Kia, White Claw, Mike’s Hard Lemonade, and Mentos Pure Fresh Gum, and through LiveOne’s multi - year livestream partnership with iHeartRadio, Progressive Insurance, Capital One, Ally Financial, Goya, Country Crock, St. Jude and OGX Over 100 Partners and Sponsors: 15

Global Network of Distribution and Channel Partners Desktop 16 M ob ile O T T Over 220 countries reached by Live Music Streaming

Financial Highlights LIVEONE, INC. ANNUAL REVENUE (Fiscal Year ends March 31st) 2018 - $7.2M 2019 - $33.7M 2020 - $38.7M 2021 - $65.2M 2022 - $117M 2023 - $126M - $129M* • Reported first quarter FY 2023 ended June 30, 2022 - Revenue of $23.2 million, record Adjusted EBITDA** of $2 million, and record Net Income of $1.3 million • Company full - year fiscal 2023 Adjusted EBITDA** guidance of between $8 million to $11 million • LiveOne’s audio division consisting of Slacker Radio and PodcastOne are expected to achieve revenue in excess of $88 million and approximately $17 million in Adjusted EBITDA** for Fiscal Year 2023, an increase of 18% in revenue from $74.5 million and 100% in Adjusted EBITDA** from $8.8 million in Fiscal Year 2022. • Cash and Cash Equivalents on hand at June 30, 2022 was $11.3 million • LiveOne has Repurchased 2 million shares of common stock under its Share Stock Repurchase Program as of 8 / 11 / 2022 • Recently extended maturity of all of its debt to second quarter 2024 • Common Shares outstanding as of August 12, 2022 was 84.3 million • Analyst Coverage: Ladenburg, H.C. Wainwright, Spartan, and Alliance Capital • Based on full - year fiscal 2023 guidance ** See About Non - GAAP Financial Measures in LiveOne’s SEC filings and press releases 17

# Management Team



**Robert Ellin**
*Chairman & CEO*

Over 30 years of investment and turnaround experience, deep relationships in media and entertainment, prior public company experience as Executive Chairman of Mandalay Digital



**Jackie Stone**
*CMO*

Top 50 Marketer with over 27 years of global expertise across brand building, growth, acquisition and loyalty



**Aaron Sullivan**
*VP, Interim CFO*

Seasoned executive with extensive financial, mergers and acquisitions and operational experience in managing and scaling organizations, as well with financial reporting and internal controls



**Kit Gray**
*President PodcastOne*

Founded PodcastOne 8 years ago. 20+ years audio experience. Selected to 22 Top Influencers in Podcasting (Podcast Magazine 2022)



**Sue McNamara**
*EVP, Sales PodcastOne*

20+ years in Radio & Podcast Sales. Formerly CBS Radio's Senior Vide President of Advertising Sales



**Alex Brough**
*Chief Revenue Officer*

Previously held management positions for ad and sponsorship sales at iHeart and Viacom/MTV



**John Semmelhack**
*President, CPS*

30+ years leading direct marketing companies. Founded Custom Personalization 10 years ago.

LIVEONE 18

# Distinguished Board of Directors and Advisors with Industry Experience

## Distinguished & Experienced Board of Directors



**Ramin Arani**
*Independent Director*

Former lead manager of Fidelity's Puritan Fund and current Board member of Vice Media, Ellen Digital and Opportunity Network



**Patrick Wachsberger**
*Independent Director*

Founder and CEO of Picture Perfect Entertainment and former Chairman of Lionsgate Films



**Kenneth Solomon**
*Independent Director*

Chairman and CEO of The Tennis Channel, partner at Arcadia Investment Partners and Chairman of Ovation TV



**Craig Foster**
*Independent Director*

Former Chief Financial Officer and Chief Accounting Officer of Amobee, Inc.



**Jay Krigsman**
*Independent Director*

Executive Vice President and Asset Manager of The Krausz Companies



**Bridget Baker**
*Independent Director*

Former President of Content and TV Network Distribution of Comcast and NBCUniversal



**Maria Garrido**
*Independent Director*

Sr. Vice President Brand Management at Vivendi Group



**Kris Wright**
*Independent Director*

Vice President, Jordan Footwear, Product & Merchandising at Nike

## Strong Suite of Formal Advisors



**Steven Bornstein**
*Former CEO of ESPN and NFL Network*



**Jason Flom**
*CEO of Lava Records*



**Chris McGurk**
*Former CEO of MGM and Universal Pictures*



**Roger Werner**
*Former CEO and President of ESPN and Speedvision*



**Jules Haimovitz**
*Former President of Viacom and founder of Showtime*

LIVEXONE 19

I nves t m ent Highlights Consolidation of Business Units Throughout FY2023 Is Expected to Result in Over $23 Million In Annual Cost and Expense Reductions Tesla is Largest Customer as Nearly Every New Tesla Sold in U.S. Comes with a LiveOne Membership Paid by Tesla 3 $11.3 Million of Cash and Cash Equivalents as of 6/30/2022 5 6 24% Institutional Ownership – Fidelity owned 6.9 million shares at 6/30/2022 Record Annual Revenue of $117 Million for Fiscal Year Ended 3/31/2022 – Up 79% 1 2 Highly Accomplished Management and Board of Directors 7 LiveOne has Repurchased 2 Million Shares Under Its Stock Repurchase Program as of 8/11/2022 20 4

NASDAQ: LVO | IR@LIVEONE.COM